Supplement Dated June 20, 2018
To The Prospectus Dated April 30, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section entitled, "Summary Overview of Each Fund" for the JNL Multi-Manager Alternative Fund under "Principal Investment Strategies," please delete the section "Event Driven and Merger Arbitrage Strategy" in the entirety and replace with the following:

Event Driven and Merger Arbitrage Strategy

Westchester Capital Management, LLC ("Westchester") employs a merger arbitrage strategy ("Merger Arbitrage Strategy") that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

In the section entitled, "Summary Overview of Each Fund" for the JNL/Franklin Templeton International Small Cap Growth Fund under "Portfolio Management," please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Edwin Lugo, CFA	2010	Senior Vice President and Portfolio Manager, FTI
Harlan Hodes, CPA	2013	Executive Vice President and Portfolio Manager, TIC
Pankaj Nevatia, CFA	June 2018	Vice President and Portfolio Manager, Franklin Equity Group

In the section entitled, "Additional Information About the Funds," for the JNL/Franklin Templeton International Small Cap Growth Fund under "The Sub-Adviser and Portfolio Management," after the sixth paragraph please add the following:

Pankaj Nevatia (Vice President of Franklin Equity Group) is a vice president, portfolio manager and research analyst for Franklin Equity Group. He participates in the management of the Franklin International Small Cap and Global Small Mid Cap strategies, including mutual funds and separate accounts, in addition to generalist research responsibilities for global small and mid-capitalization stocks.  Prior to joining Franklin Templeton in 2010, Mr. Nevatia worked in the Global Growth Equities Division at AllianceBernstein and in equity research at Cowen and Company. He entered the financial services industry in 2004. Mr. Nevatia holds an M.B.A. from Fordham University, and a postgraduate diploma in computer applications and a B.Com from Bharathiar University in India. He is a Chartered Financial Analyst (CFA) charterholder.

 In the section entitled, "Additional Information About the Funds," for the JNL Multi-Manager Alternative Fund under "Principal Investment Strategies," please delete the section "Event Driven and Merger Arbitrage Strategy" in the entirety and replace with the following:

Westchester Capital Management, LLC ("Westchester") employs a merger arbitrage strategy ("Merger Arbitrage Strategy") that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

This Supplement is dated June 20, 2018.

Supplement Dated June 20, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

On pages 193, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the table for the JNL/Franklin Templeton International Small Cap Growth Fund in the entirety and replace with the following, which reflects information as of March 31, 2018:

JNL/Franklin Templeton International Small Cap Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edwin Lugo, CFA	1	3	2	0	0	0
	$1,405.5	$789.0	$741.9	$0	$0	$0
Pankaj Nevatia	1	2	0	0	0	0
	$1,405.5	$171.9	$0	$0	$0	$0

On pages 194, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," after the heading "Other Accounts Managed by the Portfolio Managers and Conflicts of Interest," please delete the table for the JNL/Franklin Templeton International Small Cap Growth Fund in the entirety and replace with the following, which reflects information as of March 31, 2018:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edwin Lugo, CFA	X
Pankaj Nevatia	X

This Supplement is dated June 20, 2018.